                                                                     EXHIBIT 4.1

                         REGISTRATION RIGHTS AGREEMENT

    This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of February 22, 1995, by and among National Medical Enterprises, Inc., a Nevada corporation (together with its permitted successors and assigns, the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (the "Stockholders").

    This Agreement is made pursuant to the Agreement and Plan of Merger by and among the Company, AMH Acquisition Co. and American Medical Holdings, Inc. dated as of October 10, 1994 (the "Merger Agreement"), pursuant to which the Stockholders will receive shares of Common Stock (as defined below) of the Company.

    The parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound hereby, agree as follows:

    SECTION 1.  DEFINITIONS.

    As used in this Agreement, the following terms shall have the following meanings:

    ADVICE: See Section 4 hereof.

    AFFILIATE means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    BUSINESS DAY means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of New York are not required to be open.

    COMMON STOCK means the Common Stock, par value $.075 per share, of the Company, or any other shares of capital stock of the Company into which such stock shall be reclassified or changed (by operation of law or otherwise). If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on its Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

    DELAY PERIOD: See Section 2(b) hereof.

    DISTRIBUTEE: See Section 6.4 hereof.

    EFFECTIVENESS PERIOD: See Section 2(b) hereof.

    EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

    PERSON  means  any  individual,  corporation,  partnership,  joint  venture,
association,  joint-stock   company,  trust,   unincorporated  organization   or
government or any agency or political subdivision thereof.

    PROSPECTUS means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable

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Shares covered  by such  Registration  Statement and  all other  amendments  and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

    REGISTRABLE SHARES means the shares of Common Stock issued to the Stockholders pursuant to the Merger Agreement or thereafter distributed by the Stockholder to a Distributee, until in the case of any such share (i) it has been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective registration statement under the Securities Act,
(ii) it has been transferred other than pursuant to Rule "4(1- 1/2)" (or any similar private transfer exemption) under the Securities Act or (iii) it may be transferred by a holder without registration pursuant to Rule 144 under the Securities Act or any successor rule without regard to the volume limitation contained in such rule.

    REGISTRATION STATEMENT means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

    SEC means the Securities and Exchange Commission.

    SECURITIES ACT means the Securities Act of 1933, as amended.

    SHELF REGISTRATION: See Section 2(a) hereof.

    STOCKHOLDERS: See the introductory clauses hereof.

    UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING means a registration in which securities of the Company are sold to or through one or more underwriters for reoffering or sale to the public.

    SECTION 2.  SHELF REGISTRATION.

    (a) The Company shall file with, and shall cause to be declared effective by, the SEC prior to the Effective Time (as defined in the Merger Agreement), a Registration Statement under the Securities Act relating to the Registrable Shares, which Registration Statement shall provide for the sale by the holders thereof of the Registrable Shares from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration").

    (b) The Company agrees to use its best efforts to keep the Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of Registrable Shares for a period ending on the earlier of (i) two years from the Effective Time (as defined in the Merger Agreement) and (ii) the first date on which all the Registrable Shares covered by such Shelf Registration have been sold pursuant to such Registration Statement. The foregoing notwithstanding, the Company shall have the right in its sole discretion, based on any valid business purpose (including without limitation to avoid the disclosure of any corporate development that the Company is not otherwise obligated to disclose or to coordinate such distribution with other shareholders that have registration rights with respect to any securities of the Company or with other distributions of the Company (whether for the account of the Company or otherwise)), to suspend the use of the Registration Statement for a reasonable length of time (a "Delay Period") and from time to time; PROVIDED, that (i) the aggregate number of days in all Delay Periods occurring in any period of twelve consecutive months shall not exceed 90 and (ii) the Company shall not have the right to commence any Delay Period prior to the 90th day after the Effective Time. The Company shall provide written notice to each holder of Registrable Shares covered by each Shelf Registration of the beginning and end of each Delay Period and such holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon receipt of notice of the beginning of any Delay Period. The two year time period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods and such two year period or the extension thereof required by the preceding sentence is hereafter referred to as the "Effectiveness Period."

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    (c)  The Company  may, in its  sole discretion, include  other securities in such Shelf Registration (whether for the account of the Company or otherwise, including without limitation any securities of the Company held by security holders, if any, who have piggyback registration rights with respect thereto) or otherwise combine the offering of the Registrable Shares with any offering of other securities of the Company (whether for the account of the Company or otherwise).

    SECTION 3.  HOLD-BACK AGREEMENT.

    Each holder of Registrable Shares agrees, if such holder is requested by an underwriter in an underwritten offering for the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any of the Company's equity securities, including a sale pursuant to Rule 144 (except as part of such underwritten registration), during the 10-day period prior to, and during the 80-day period beginning on, the closing date of such underwritten offering; PROVIDED, that neither the Company nor any underwriter may request a holder not to effect any such sales or distributions prior to the 90th day after the Effective Time.

    SECTION 4.  REGISTRATION PROCEDURES.

    In connection with the registration obligations of the Company pursuant to and in accordance with Section 2 hereof (and subject to the Company's rights under Section 2), the Company will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof (other than pursuant to any underwritten registration or underwritten offering), and pursuant thereto the Company shall as expeditiously as possible:

    (a) prepare and file with the SEC such amendments (including post-effective amendments) to the Registration Statement, and such supplements to the
Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act or the rules and regulations thereunder during the applicable period in accordance with the intended methods of disposition by the sellers thereof (other than pursuant to any underwritten registration or underwritten offering) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

    (b) notify the selling holders of Registrable Shares promptly and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information regarding such holder, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

    (c) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction in the United States;

    (d) if requested by the selling holders, furnish to counsel for the selling holders of Registrable Shares, without charge, one conformed copy of each Registration Statement as declared effective by the SEC and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and such number of copies of the preliminary prospectus, each amended preliminary prospectus, each final Prospectus and each post-effective amendment or supplement thereto, as the selling holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by each Registration Statement in conformity with the requirements of the Securities Act;

    (e) prior to any public offering of Registrable Shares register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as any selling holder shall reasonably request in writing; and do any and all other reasonable acts or things necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such Registrable Shares covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

    (f) except during any Delay Period, upon the occurrence of any event contemplated by paragraph 4(b)(ii) or 4(b)(v) above, prepare a supplement or post-effective amendment to each Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

    (g) cause all Registrable Shares covered by the Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

    The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Shares and as to such seller as it may from time to time reasonably request. If any such information with respect to any seller is not furnished prior to the filing of the Registration Statement, the Company may exclude such seller's Registrable Shares from such Registration Statement.

    Each holder of Registrable Shares (including, without limitation, any Distributee) agrees by acquisition of such Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b)(ii), 4(b)(iii), 4(b)(iv) or 4(b)(v) hereof or upon notice of the commencement of any Delay Period, such holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus and, if requested by the Company, such holder shall deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

    Each holder of Registrable Shares further agrees not to utilize any material other than the applicable current Prospectus in connection with the offering of Registrable Shares pursuant to the Shelf Registration.

    SECTION 5.  REGISTRATION EXPENSES.

    Whether or not any Registration Statement becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws, (iii) printing expenses (including, without limitation, expenses of

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printing of prospectuses  if the printing  of prospectuses is  requested by  the holders of a majority of the Registrable Shares included in any Registration Statement), (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants of the Company and all other Persons retained by the Company in connection with the Registration Statement and (vi) the fees and expenses (not to exceed $50,000) for one counsel on behalf of all of the holders of Registrable Shares. Notwithstanding the foregoing, the fees and expenses of counsel to, or any other Persons retained
by,   any  holder  of  Registrable   Shares,  and  any  discounts,  commissions,
underwriting or  advisory fees,  brokers'  fees or  fees of  similar  securities
industry   professional  (including  any   "qualified  independent  underwriter"
retained for the purpose of Section 3 of Schedule E of the By-laws of the National Association of Securities Dealers, Inc.) relating to the distribution of the Registrable Shares, will be payable by such holder and the Company will have no obligation to pay any such amounts.

    SECTION 6.  MISCELLANEOUS.

    6.1 TERMINATION. This Agreement and the obligations of the Company hereunder shall terminate on the earliest of (i) the first date on which no Registrable Shares remain outstanding, and (ii) the close of business on the last day of the Effectiveness Period.

    6.2 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders representing a majority of the Registrable Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of a holder whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Shares being sold by such holders; PROVIDED, HOWEVER, that the provision of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

    6.3   NOTICES.   All  notices, requests,  demands and  other  communications required or permitted hereunder shall be in writing and shall be deemed given: when delivered personally; one Business Day after being deposited with a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed and when receipt is acknowledged, if telecopied, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; PROVIDED that notices of a change of address shall be effective only upon receipt thereof):

        (i) if to a holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 6.3, which address initially is with respect to each holder, the address set forth on the signature pages hereto; and

        (ii) if to the Company, initially at 2700 Colorado Boulevard, Santa Monica, California 90404, Attention: Scott Brown, Esq., with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Los Angeles, California 90071, Attention: Thomas C. Janson, Jr.

    6.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; PROVIDED that the holders may not assign their rights hereunder except to an Affiliate of such holder or a Distributee (as defined below) and no person (other than any such Affiliate or Distributee) who acquires Registrable Shares from a holder shall have any rights hereunder. For purposes of this Agreement, the term "Distributee" shall mean any person that is a stockholder or partner of a Stockholder, or any person that is a stockholder or partner of a Distributee, to which Registrable Shares are transferred or distributed by such Stockholder or Distributee. This Agreement shall survive any transfer of Registrable Shares to a Distributee and shall inure to the benefit of such Distributee.

    6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    6.6    HEADINGS.   The headings  in  this Agreement  are for  convenience of
reference only and shall not limit or otherwise affect the meaning hereof.

    6.7  GOVERNING LAW.   THIS AGREEMENT SHALL BE  GOVERNED BY AND CONSTRUED  IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF GOVERNING CONFLICT OF LAWS PRINCIPLES.

    6.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

    6.9 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Shares issued pursuant to the Merger Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    6.10 CALCULATION OF TIME PERIODS. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; PROVIDED, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          NATIONAL MEDICAL ENTERPRISES, INC.

                                          By: /s/ TERENCE P. MCMULLEN

                                          --------------------------------------
                                             Name: Terence P. McMullen
                                             Title: Senior Vice President

                                          STOCKHOLDERS:

                                          GKH Investments, L.P.
                                          By: GKH Partners, L.P.
                                               its general partner
                                             By: HGM Associates, L.P.,
                                                  a general partner
                                                By: HGM Corporation,
                                                     its general partner

                                             By: /s/ HAROLD S. HANDELSMAN
                                                --------------------------------
                                                 Name: Harold S. Handelsman
                                                    Title: Vice President
                                                    Number of NME Shares:
                                             10,382,050

                                                 Address for Notices:
                                                    Attn: Harold S. Handelsman
                                                    200 West Madison, 27th Floor
                                                    Chicago, Illinois 60606

                                          GKH Private Limited
                                          By: GKH Partners, L. P.
                                             By: HGM Associates, L.P.,
                                                 a general partner
                                               By: HGM Corporation,
                                                    its general partner
                                               By: /s/ HAROLD S. HANDELSMAN
                                               ---------------------------------
                                              Name: Harold S. Handelsman
                                                   Title: Vice President
                                                   Number of NME Shares: 392,530
                                                   Address for Notices:
                                                   Attn: Harold S. Handelsman
                                                   200 West Madison, 27th Floor
                                                   Chicago, Illinois 60606

                                          MB L.P.I
                                          By: C.S. First Boston MBI, Inc.

                                          By: /s/ DAVID A. DENUNZIO

                                          --------------------------------------
                                              Name: David A. DeNunzio
                                              Title: Vice President
                                              Number of NME Shares: 4,450,018

                                                   Address for Notices:
                                                  Attention: David A. DeNunzio
                                                  55 East 52nd Street
                                                  New York, New York 10055

                                          1987 Merchant Investment Partnership
                                          By: Merchant G.P., Inc.

                                          By: /s/ DAVID A. DENUNZIO

                                          --------------------------------------
                                              Name: David A. DeNunzio
                                              Title: Vice President
                                              Number of NME Shares: 298,270

                                                   Address for Notices:
                                                  Attention: David A. DeNunzio
                                                  55 East 52nd Street
                                                  New York, New York 10055

                                          Mellon Bank N.A. as trustee for
                                          First Plaza Group Trust

                                          By: /s/ WILLIAM R. NEE

                                          --------------------------------------
                                              Name: William R. Nee
                                              Title: Associate Counsel
                                              Number of NME Shares: 4,478,727

                                                   Address for Notices:
                                                  Mellon Bank N.A.
                                                  Attn: Bernadette Rist
                                                  One Mellon Bank Center
                                                  Pittsburg, Pennsylvania 15258

                                          with a copy to:
                                                  Walter Cain
                                                  Ellen Oster
                                                  General Motors Investment
                                                  Management Corporation
                                                  767 Fifth Avenue
                                                  New York, New York 10153

                                          John T. Casey

                                          /s/ JOHN T. CASEY
                                          --------------------------------------
                                          Name: John T. Casey
                                          Number of NME Shares: 97,776

                                                   Address for Notices:
                                                   Attn: John T. Casey
                                                      4808 Bobbitt Drive
                                                      Dallas, Texas 75229

                                          Sheldon S. King

                                          /s/ SHELDON S. KING
                                          --------------------------------------
                                          Name: Sheldon S. King
                                          Number of NME Shares: 420

                                                   Address for Notices:
                                                   Attn: Sheldon S. King
                                                      c/o Salick Health Care,
                                          Inc.
                                                      8201 Beverly Blvd.
                                                      Los Angeles, CA 90048

                                          William E. Mayer

                                          /s/ WILLIAM E. MAYER
                                          --------------------------------------
                                          Name: William E. Mayer
                                          Number of NME Shares: 10,500

                                                   Address for Notices:
                                                   Attn: William E. Mayer
                                                      c/o University of Maryland
                                                      2416 Van Munching Hall
                                                      College Park, Maryland
                                          20742

                                          Robert W. O'Leary

                                          /s/ ROBERT W. O'LEARY
                                          --------------------------------------
                                          Name: Robert W. O'Leary
                                          Number of NME Shares: 185,364

                                                   Address for Notices:
                                                   Attn: Robert W. O'Leary
                                                      14001 Dallas Parkway, #200
                                                      Dallas, Texas 75240

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                                          Harold M. Williams
                                          /s/ HAROLD M. WILLIAMS
                                          --------------------------------------
                                          Name: Harold M. Williams
                                          Number of NME Shares: 863

                                                   Address for Notices:
                                                   Attn: Harold M. Williams
                                                      401 Wilshire Blvd.
                                                      Santa Monica, CA 90401

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